UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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TRANSMEDICS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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TransMedics

TRANSMEDICS GROUP, INC.
200 MINUTEMAN ROAD
SUITE 302
ANDOVER, MA 01810

Your **Vote** Counts!

TRANSMEDICS GROUP INC

2022 Annual Meeting

Vote by May 31, 2022
11:59 PM ET



You invested in TRANSMEDICS GROUP INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 01, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 01, 2022
8:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/TMDX2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Waleed Hassanein, M.D.	For
1b.	James R. Tobin	For
1c.	Edward M. Basile	For
1d.	Thomas J. Gunderson	For
1e.	Edwin M. Kania, Jr.	For
1f.	Stephanie Lovell	For
1g.	Merilee Raines	For
1h.	David Weill, M.D.	For
2.	To approve, on a non-binding advisory basis, the compensation paid to TransMedics' named executive officers.	For
3.	To approve, on a non-binding advisory basis, the frequency of TransMedics' future "say on pay" votes.	For
4.	To approve an amendment to the TransMedics Group, Inc. 2019 Stock Incentive Plan to increase the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the TransMedics Group, Inc. 2019 Stock Incentive Plan by 1,500,000 shares.	For
5.	To ratify the appointment of PricewaterhouseCoopers LLP as TransMedics Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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